Exhibit 10.1

FOURTH AMENDING AGREEMENT made as of the 31st day of March, 2014
A M O N G:
CGC INC.
(hereinafter called the “Borrower”)
OF THE FIRST PART
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THE TORONTO-DOMINION BANK
(hereinafter called the “Lender”)
OF THE SECOND PART
WHEREAS the Borrower and the Lender have entered into a credit agreement dated as of June 30, 2009, pursuant to which a credit facility was established in favour of the Borrower (the “Original Credit Agreement”);
AND WHEREAS the Original Credit Agreement has been amended pursuant to amending agreements dated November 22, 2011, February 1, 2012 and December 20, 2013 (as amended, the “Credit Agreement”);
AND WHEREAS the parties wish to amend the Credit Agreement;
NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree to amend the Credit Agreement as provided herein:
Section 1 General

In this Fourth Amending Agreement (including the recitals) unless otherwise defined or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Credit Agreement (including as amended by this Fourth Amending Agreement).

Section 2 To be Read with Credit Agreement

This Fourth Amending Agreement is an amendment to the Credit Agreement. Unless the context of this Fourth Amending Agreement otherwise requires, the Credit Agreement and this Fourth Amending Agreement shall be read together and shall have effect as if the provisions of the Credit Agreement and this Fourth Amending Agreement were contained in one agreement.

Section 3 Amendments

(a)	Section 1.1 of the Credit Agreement is hereby amended by deleting the definition “Early Maturity Date”.

(b)	Section 1.1.75 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing such deletion as follows:
“Maturity Date” means June 30, 2015 or such earlier date as the entire balance of the Loans becomes due hereunder pursuant to sections 2.4, 3.4 or 3.9.”

Section 4 Representations and Warranties

In order to induce the Lender to enter into this Fourth Amending Agreement, the Borrower represents and warrants to the Lender as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)
the representations and warranties set forth in Article 7 of the Credit Agreement continue to be true and correct in all material respects as of the date hereof with reference to facts subsisting on such date except for those representations and warranties which speak to a specific date;

(b)     all necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance of this Fourth Amending Agreement by the Borrower. The Borrower has duly executed and delivered this Fourth Amending Agreement. This Fourth Amending
Agreement is a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to laws of general application affecting creditors’ rights and the discretion of the court in awarding equitable remedies;

(c)     as of the date hereof no Default or Event of Default exists other than as notified in writing by the Borrower to the Lender prior to the date hereof; and

(d)     since the delivery of the Credit Agreement, no Material Adverse Effect has occurred.

Section 5 Conditions Precedent

This Fourth Amending Agreement shall not be effective until executed and delivered by the Borrower and the Lender.

Section 6 Expenses

The Borrower shall pay all reasonable fees and expenses incurred by the Lender in connection with the preparation, negotiation, completion, execution, delivery and review of this Fourth Amending Agreement and all other documents and instruments arising therefrom and/or executed in connection therewith.

Section 7 Continuance of Credit Agreement and Security

The Credit Agreement, as changed, altered, amended or modified by this Fourth Amending Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein. The Security previously delivered by the Borrower continues in full force and effect and is hereby confirmed.

Section 8 Counterparts

This Fourth Amending Agreement may be executed in any number of separate counterparts and by facsimile or pdf copy, each of which shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 9 Governing Law

This Fourth Amending Agreement shall be construed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.
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IN WITNESS WHEREOF the parties hereto have executed this Fourth Amending Agreement.

CGC INC., as Borrower

By:	/s/ James McEwen
James McEwen Vice President Finance & Secretary
By:	/s/ Angela Hiltz
Angela Hiltz Vice President Human Resources & Administration

LENDER:
THE TORONTO-DOMINION BANK, as Lender

	By:	/s/ Ryan Mrozek
Ryan Mrozek Senior Analyst, National Accounts
	By:	/s/ Andrew Chiodo
Andrew Chiodo AVP, Credit, National Accounts